SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

SKYLYNX COMMUNICATIONS, INC.,

(Exact name of registrant as specified in its charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of	(Commission file	(IRS Employer
incorporation or organization)	number)	Identification No.)

1528 Stickney Point Road, Sarasota, Florida 34231

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 926-2510

________________________________________________

(Former name or former address, if changed since last report)

ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT

     On May 25, 2006, SkyLynx Communications, Inc. the (the "Company"), filed an Amended Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2005 and an Amended Quarterly Report on Form 10-QSB/A for the quarter ended December 31, 2005. In each of the Amended Quarterly Reports, the Company restated its financial statement for the period covered thereby to correct errors identified by the Company and its independent account in the Company’s financial statements as previously filed.

Quarterly Report on Form 10-QSB/A for the Quarter Ended September 30, 2005

     The Company has restated its September 30, 2005 condensed financial statements to correct an error in accounting for warrants and the beneficial conversion feature associated with the convertible notes payable. The warrants were originally bifurcated, valued at their fair value, classified as equity, and the note was discounted. The beneficial conversion was originally valued at its intrinsic value under EITF 98-5, classified as equity and interest expense was immediately recognized.

     Because registration rights related to share settlement of the warrants and embedded conversion features are not within the Company’s control, EITF 00-19 requires allocation of the proceeds between the various instruments (the notes, warrants, and beneficial conversion feature) and the derivative elements must be carried at fair value. Further, because the note holder possesses rights to net-cash settlement and because physical or net-share settlement is not within the control of the Company, EITF 00-19 assumes net-cash settlement and requires the derivative to be classified as a liability.

     The following sets forth the effects of the restatement discussed above. Amounts reflected as “As Previously Reported” represent those amounts included in the Company’s initial Form 10-QSB for the period ended September 30, 2005.

Condensed Consolidated Balance Sheet (Unaudited)

September 30, 2005

	As
	Previously
	Reported	Adjustment	As Restated

Derivative liability	$-	$385,909	$385,909
Note payable	$755,128	$(119,347)	$635,781
Net of discount of	$244,872	$119,347	$364,219
Additional paid-in capital	$7,070,439	$(1,000,000)	$6,070,439
Retained deficit	$(8,989,225)	$733,438	$(8,255,787)
Total shareholders' deficit	$(1,915,754)	$(266,562)	$(2,182,316)

Condensed Consolidated Statement of Operations (Unaudited)

September 30, 2005

	As
	Previously
	Reported	Adjustment	As Restated

Interest expense	$(809,394)	$733,438	$(75,956)

Condensed Consolidated Statement of Cash Flows (Unaudited)

September 30, 2005

	As
	Previously
	Reported	Adjustment	As Restated

Net loss	$(1,155,897)	$733,438	$(422,459)
Amortization of discount
on note payable	$755,128	$(733,438)	$21,690

Quarterly Report on Form 10-QSB/A for the Quarter Ended December 31, 2005

     The Company has restated its December 31, 2005 condensed financial statements to correct an error in accounting for warrants and the beneficial conversion feature associated with the convertible notes payable. The warrants were originally bifurcated, valued at their fair value, classified as equity, and the note was discounted. The beneficial conversion was originally valued at its intrinsic value under EITF 98-5, classified as equity and interest expense was immediately recognized.

     Because registration rights related to share settlement of the warrants and embedded conversion features are not within the Company’s control, EITF 00-19 requires allocation of the proceeds between the various instruments (the notes, warrants, and beneficial conversion feature) and the derivative elements must be carried at fair value. Further, because the note holder possesses rights to net-cash settlement and because physical or net-share settlement is not within the control of the Company, EITF 00-19 assumes net-cash settlement and requires the derivative to be classified as a liability.

The following sets forth the effects of the restatement discussed above. Amounts reflected as “As Previously Reported” represent those amounts included in the Company’s initial Form 10-QSB for the period ended December 31, 2005.

Condensed Consolidated Balance Sheet (Unaudited)

December 31, 2005

	As
	Previously
	Reported	Adjustment	As Restated

Derivative liability	$-	$370,494	$370,494
Note payable	$776,735	$(108,795)	$667,940
Net of discount of	$223,265	$108,795	$332,060
Additional paid-in capital	$7,132,451	$(1,000,000)	$6,132,451
Retained deficit	$(9,412,375)	$738,300	$(8,674,075)
Total shareholders' deficit	$(2,276,804)	$(261,700)	$(2,538,504)

Condensed Consolidated Statement of Operations (Unaudited)

Three Months ended 12/31/2005

	As
	Previously
	Reported	Adjustment	As Restated

Interest expense	$(55,508)	$(10,553)	$(66,061)
Derivative gain	$-	$15,415	$15,415

Condensed Consolidated Statement of Operations (Unaudited)

Six Months ended 12/31/2005

	As
	Previously
	Reported	Adjustment	As Restated

Interest expense	$(864,902)	$722,885	$(142,017)
Derivative gain	$-	$15,415	$15,415

     The Company’s Chief Executive Officer, Chief Financial Officer and independent registered accountants discussed and concurred in this restatement.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKYLYNX COMMUNICATIONS, INC.

Date: May 30, 2006                                                                                                                                                           By: /s/ K. Bryan Shobe

K. Bryan Shobe, Chief Executive Officer